Retirement Savings Plans	12 Months Ended
Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Retirement Savings Plans
12.	RETIREMENT SAVINGS PLANS

(a) U.S.-Based Employees

The Company maintains an employee savings and retirement plan (the 401(k) Plan) covering all of its employees. The 401(k) Plan permits but does not require matching contributions by the Company on behalf of participants. The Company has not made matching contributions in any of the periods presented in these financial statements. Starting in January 2014, the Company will match 50% of employee contributions for the first 6% contributed by each employee.

(b) France-Based Employees

The Company provides retirement indemnities for employees located in France commensurate with other similar companies in that region. Accruals for these employee retirement obligations amounted to $230,000 and $172,000 at December 31, 2013 and 2012, respectively. Expenses related to these programs were not material in the periods presented.